SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]        Preliminary proxy statement
[x]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               PHS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3)  Filing Party:

-------------------------------------------------------------------------------
     (4)  Date Filed:

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


                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010



March 24, 2000


To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders ("Meeting") of PHS Bancorp, Inc. ("Company") to be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on April 27, 2000 at 9:00 a.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to any questions you may have.

         You will be asked to elect three directors and to ratify the appointment of S.R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                     Sincerely,


                                                     /s/James P. Wetzel, Jr.
                                                     --------------------------
                                                     James P. Wetzel, Jr.
                                                     President

                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
                                 (724) 846-7300

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PHS Bancorp, Inc. (the "Company"), will be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on April 27, 2000, at 9:00 a.m. for the following purposes:

1.   To elect three directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2000;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 10, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 1999 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/John M. Rowse
                                        ---------------------------
                                        JOHN M. ROWSE
                                        SECRETARY

Beaver Falls, Pennsylvania
March 24, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15110
                                 (724) 846-7300

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHS Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 27, 2000, at 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 24, 2000. The Company acquired all of the outstanding stock of Peoples Homes Savings Bank (the "Bank") issued in connection with the completion of the holding company reorganization in November 1998. The Company is a subsidiary of PHS Bancorp, MHC, which was formed in connection with the formation of the mutual holding company. PHS Bancorp, MHC owns 57.8% of the voting stock of the Company.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of three directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournments). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John M. Rowse, 744 Shenango Road, Beaver Falls, Pennsylvania 15010) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person. Since PHS Bancorp, MHC owns 57.8% of the Company's common stock, the votes cast by it will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of auditors).

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 10, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,626,000 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provides that, except for PHS Bancorp, MHC, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.


--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

Name and Address            Amount and Nature of          Percent of Shares of
of Beneficial Owner         Beneficial Ownership        Common Stock Outstanding
-------------------         --------------------        ------------------------

PHS Bancorp, M.H.C.
744 Shenango Road
Beaver Falls, Pennsylvania 15010      1,518,000                    57.8%

All Executive Officers and Directors
 as a Group (12 persons)(1)             237,359                     8.8%

----------------------------
(1) Excludes 88,627 shares held under the employee stock ownership plan ("ESOP") (95,513 shares minus 6,886 shares allocated to executive officers ) for which Directors Kelly, Klear, and Rowse serve as members of ESOP committee. These individuals disclaim beneficial ownership of these shares held in a fiduciary capacity.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. The Company believes that the Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year.


--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of eight members, each of whom serve as a director of PHS Bancorp, MHC and Peoples Home Savings Bank (the "Bank"). Three directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified.

         John C. Kelly, Earl F. Klear, and John M. Rowse (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Bank or the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Principal Holders."

                                                                                    Shares of
                                                                Current Term      Common Stock
                                                                Expires with      Beneficially       Percent
Name                              Age       Director Since         Company         Owned(1)(2)       of Class
----                              ---       --------------      ------------       -----------       --------
Board Nominees For Terms To Expire In 2003

John C. Kelly                     69             1973               2000             41,555(3)(4)        1.6
Earl F. Klear                     76             1968               2000             10,124(3)(4)         --(5)
John M. Rowse                     52             1976               2000              6,503(3)(4)         --(5)

                                       THE BOARD OF DIRECTORS RECOMMENDS THAT
                                        ITS NOMINEES BE ELECTED AS DIRECTORS
Directors Continuing In Office

Douglas K. Brooks                 69             1972               2001             23,124(4)            --(5)
Emlyn Charles                     74             1977               2001             16,767(4)            --(5)
Howard B. Lenox                   68             1977               2002             30,224(4)           1.1
James P. Wetzel, Jr.              55             1986               2002             52,437(4)           2.0
Joseph D. Belas                   53             2000               2002             10,000               --(5)

-----------------------
(1) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children are included.
(2)  As of the Record Date.
(3) Excludes 95,513 shares held by the ESOP and also excludes 25,345 shares previously awarded but subject to forfeiture held by the Bank's restricted stock plan over which such Directors, as trustees to the ESOP and the restricted stock plan, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares.
(4) The share amounts include 4,140 shares of common stock that such individuals (except Mr. Wetzel) may acquire through the exercise of stock options within 60 days of the record date. For Mr. Wetzel, includes 16,560 shares subject to such stock options. The share amounts also include 1,242 shares awarded but unvested under the restricted stock plan for such individuals (except Mr. Wetzel). For Mr. Wetzel, includes 4,968 shares under the restricted stock plan.
(5)  Less than 1% of the outstanding common stock.

Biographical Information

         The principal occupation during the past five years of each director and nominee of the Company is set forth below.

         Joseph D. Belas is currently a self-employed banking consultant. From July 1969 to March 1999, Mr. Belas was Senior Vice President of Economy Savings Bank, Aliquippa, Pennsylvania. Economy Savings Bank was acquired by Penn First Bancorp, Ellwood City, Pennsylvania, in March 1994 and merged out of existence in March 1995.

         Douglas K. Brooks is retired as president and chief administrative officer of both John H. Brooks & Sons, Inc., Beaver Falls, Pennsylvania, a construction and excavation equipment rental company and D&T Brooks, Inc., Beaver Falls, Pennsylvania, an industrial and commercial general contracting firm.

         Emlyn Charles retired as president of P.M. Moore Company, Aliquippa, Pennsylvania, a building materials company, in July, 1993.

         John C. Kelly is the manager and 100% owner of Kelly's, Beaver Falls, Pennsylvania, a hardware, paint and gasoline retailer.

         Earl F. Klear  retired as  Executive  Vice  President of the Company in
1985.

         Howard B. Lenox is the retired manager and a former partner of ComputerLand of Beaver, Pennsylvania, a computer products retailer.

         John M. Rowse has been a pharmacist at the Medical Center, Beaver, Pennsylvania, since June 1992. Prior to the Medical Center, Mr. Rowse was a pharmacist at the Beaver Valley Geriatric Center, Beaver, Pennsylvania.

         James P. Wetzel, Jr., has been President and Chief Executive Officer of the Company since 1986. He served as Vice President - Operations prior to being appointed to his current position. Mr. Wetzel has been employed by the Company since 1977.

Executive Officers Who Are Not Directors

         Richard E. Canonge has been employed by the Company since 1987 and as Vice President-Finance, Treasurer and Chief Financial Officer of the Company since January 1990. Prior to his current positions, Mr. Canonge, a certified public accountant, was employed with S.R. Snodgrass, A.C., Wexford, Pennsylvania. S.R. Snodgrass, A.C. are the independent auditors for the Company.

         David E. Ault has been Vice President-Community Banking Officer in charge of community banking and Assistant Secretary of the Company since
September, 1996. Mr. Ault has been a vice president of the Company since December 1985.

         Joseph R. Pollock, III has been Vice President-Lending since September 1, 1997. Prior to September 1997 Mr. Pollock was the Company's Consumer Loan Officer.

         Paul W. Jewell has been Vice President-Human Resources and Business Development in charge of personnel and savings since 1986. He has been employed with the Bank in various capacities since 1976.

Meetings and Committees of the Board of Directors

         During the year ended December 31, 1999, the Board of Directors of the Company met 14 times. During the year ended December 31, 1999, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served. In addition to other committees, the Company had a Nominating Committee, a Salary (Compensation) Committee, and an Audit Committee.

         The Nominating Committee of the Company consists of Directors Klear, Wetzel, Lenox and Kelly. The committee presents its recommendations of nominees for Directors to the full Board for nomination. The Committee met once during the year ended December 31, 1999. The committee presents its recommendations of nominees for directors to the full Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met once during the 1999 fiscal year.

         The Salary (Compensation) Committee of the Company consists of Directors Brooks, Charles, Kelly and Lenox. The Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company. The Committee met once during the year ended December 31, 1999.

         The Audit Committee of the Company consists of Directors Charles, Lenox, Kelly and Brooks. In addition, the Audit Committee meets with the Company's independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met five times during the year ended December 31, 1999.

Compensation of Directors

         General. Non-employee members of Board of Directors of the Bank were paid an annual retainer of $16,600 during 1999 and are permitted 12 paid excused absences. The Board of the Bank meets once a week. Members of the Board's committees receive $100 per meeting attended. Directors do not currently receive compensation for their service on the Board of the Company. The Bank paid a total of $104,000 in directors' fees for the fiscal year ended December 31, 1999.

         Trustees Retirement Plan. The Company sponsors a Trustees Retirement Plan ("TRP") to provide retirement benefits to directors (formerly trustees in mutual form) of the Company who are not officers or employees ("Outside Trustees"). Any director who has served as an Outside Trustee is a participant in the TRP and payments under the TRP commence once the Outside Trustee ceases being a director of the Company. The TRP provides a retirement benefit based on the number of years of service to the Company. Outside Trustees receive 70% of the final average Board compensation (as defined in the TRP) for a period of 120 months following retirement (after not less than 15 years of Board service) or upon a termination of service following a change in control of the Company. The TRP became effective January 1, 1995.

         Stock Awards. On October 22, 1998, the stockholders of the Company approved the Peoples Home Savings Bank 1998 Stock Option Plan (the "1998 Option Plan") and the Peoples Home Savings Bank 1998 Restricted Stock Plan (the "Restricted Stock Plan"). Directors Brooks, Charles, Kelly, Klear, Lenox and Rowse each received options (as of the date of the stockholder approval) to purchase 6,210 shares of Common Stock under the 1998 Option Plan and 2,484 shares of restricted stock under the Restricted Stock Plan. The options granted to these directors are exercisable at a rate of one-third annually commencing on the date of grant. Restricted stock granted to the above named directors vest at a rate of 25% annually commencing on the date of grant. Directors also receive dividends on the restricted shares and dividend equivalent payments on options. With respect to stock awards for Mr. Wetzel, see "Executive Compensation."

Executive Compensation

         General. The following table sets forth the cash and non-cash compensation awarded or earned by the Chief Executive Officer of the Company. Except as set forth below, no executive officer of the Company had salaries and bonuses during the year ended December 31, 1999 which exceeded $100,000 for services rendered in all capacities to the Company.



                                                                   Long Term
                              Annual Compensation              Compensation Awards
                              --------------------      ---------------------------------
                                                                             Securities
Name and Principal     Fiscal                              Restricted        Underlying          All Other
Position                Year    Salary($)    Bonus($)   Stock Award(s)     Options/SARs(#)   Compensation ($)
--------                ----    ---------    --------   --------------     ---------------   ----------------

James P. Wetzel, Jr.    1999       154,500           -                 -              -          54,095(1)
President and Chief     1998       154,500           -        139,725(2)       24,840(3)         56,640
  Executive Officer     1997       140,594      15,000                 -              -          29,490

--------------------------

(1) Represents $6,400 employer contributions to the Company's 401(k) Profit Sharing Plan and $31,215 Supplemental Retirement Plan ("SERP")
         contributions during 1999. Also represents $7,433 contributed to Mr. Wetzel's account pursuant to the ESOP in 1999 (901 shares at $8.25 per share - based on the closing price of the Common Stock on December 31,
         1999).
(2) Represents awards of 9,936 shares of Common Stock under the RSP based upon the value of such stock of $14.065 per share as of the date of such award. As of December 31, 1999, value of unvested shares of restricted stock (4,968 shares) was $8.25 per share or $40,986 in the aggregate. Such stock awards become non-forfeitable at the rate of 2,484 shares per year commencing on December 15, 1998. Dividends are paid for all shares awarded.
(3) Represents award of options exercisable at the rate of 33% per year commencing on October 22, 1998. The exercise price equals the market value of common stock on the date of grant of $11.8125.

         Employment Agreement. The Bank entered into a three-year employment agreement with James P. Wetzel, Jr., its President and Chief Executive Officer. In accordance with the employment agreement, Mr. Wetzel's base salary is $154,500. The agreement provides that Mr.Wetzel may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Wetzel without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement also contains a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank, Mr. Wetzel will be paid a lump sum amount equal to 2.99 times his prior five year average compensation. In the event of a change of control as of December 31, 1999, Mr. Wetzel would have received approximately $462,000.

         Supplemental Executive Retirement Plan. Effective January 1, 1995, the Bank adopted an unfunded SERP for the benefit of Mr. Wetzel, President. The purpose of the SERP is to attract and retain executives by providing additional retirement benefits to supplement the other retirement benefits provided to all employees. The targeted level of retirement benefits under the SERP are calculated as 2.25% of the final average compensation (as defined in the SERP) times years of service, reduced by payments under the Company's defined benefit pension plan. Benefits payable prior to age 65 are reduced by 2.5% for each year of payment prior to age 65. The SERP provides that the Company will pay the benefits under the SERP for a period of 120 months. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining age 55. For the fiscal year ended December 31, 1999, Mr. Wetzel had an accrued SERP benefit of approximately $128,000, and such benefit under the SERP was vested.

         Stock Awards. The following table sets forth information with respect to previously award stock options to purchase the Common Stock granted in 1998 to Mr. Wetzel and held by him as of December 31, 1999. The Company has not granted to Mr. Wetzel any stock appreciation rights ("SARs").


                      Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                      ---------------------------------------------------------------------------------

                                                                         Number of Securities        Value of Unexercised
                                                                        Underlying Unexercised     In-The-Money Options/SARs
                                                                           Options/SARs at               at FY-End ($)
                                                                              FY-End (#)
                           Shares Acquired
Name                       on Exercise (#)     Value Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                      -----------------    --------------------   -------------------------   ----------------------------
James P. Wetzel, Jr.            0                      0                     16,560/8,280                   $ 0/$0

---------------------------
(1) Based upon an exercise price of $11.8125 per share and estimated price of $8.25 at December 31, 1999.

Certain Relationships and Related Transactions

         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the 1999 fiscal year. The Board of Directors has appointed S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending December 31, 2000, subject to ratification by the Company's stockholders. A representative of S.R.
Snodgrass, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the 2000 fiscal year.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 744 Shenango Road, Beaver Falls, Pennsylvania 15010, on or before November 24, 2000. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 26, 2001.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE FORM 10-K AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PHS BANCORP, INC., 744 SHENANGO ROAD, BEAVER FALLS, PENNSYLVANIA 15010.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/John M. Rowse
                                     -------------------------------------------
                                     JOHN M. ROWSE
                                     SECRETARY

Beaver Falls, Pennsylvania
March 24, 2000

APPENDIX

--------------------------------------------------------------------------------
                                PHS BANCORP, INC.
                    744 SHENANGO ROAD, BEAVER FALLS, PA 15010
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Company with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on April 27, 2000, at 9:00 a.m. and at any and all adjournments thereof, as follows:
                                                                        FOR ALL
                                                      FOR    WITHHELD   EXCEPT
                                                      ---    --------   ------

1.       The election as director of the nominees      [ ]     [ ]       [ ]
         listed below for the terms listed (except as marked to the contrary below

                     Term to Expire
                     --------------

         John C. Kelly     2003

         Earl F. Klear     2003

         John M. Rowse     2003

         INSTRUCTIONS:  To withhold your vote for any individual nominee,  mark
                        "For  All Except" and   write  the nominee's name in the
                        space provided below.

                        -------------------------------------------------------


                                                      FOR    AGAINST    ABSTAIN
                                                      ---    -------    -------

2.       The ratification of the appointment of       [ ]     [ ]         [ ]
         S.R. Snodgrass A.C. as accountants for
         the Company for thefiscal year ending December 31, 2000.

         The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2000 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated March 24, 2000, and an Annual Report to Stockholders.


Dated: -----------------------  [ ] Please check here if  you plan to attend the
                                    Meeting.

------------------------------      --------------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


------------------------------      --------------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------